Exhibit 99.1

Oceaneering Announces Realigned Reporting Segments

•Reorganized business units leverage common attributes to drive increased value

HOUSTON, September 24, 2020 – Oceaneering International, Inc. ("Oceaneering") (NYSE:OII) today announced that, beginning with results for the quarter ending September 30, 2020, it will be reporting financial results consistent with its newly realigned operating segments. This realignment reflects how Oceaneering now manages its businesses and supports its ongoing efforts to achieve greater cost efficiencies.

Rod Larson, President and Chief Executive Officer of Oceaneering, stated, "An integral part of our cost-savings effort has focused on exploiting synergies within our businesses. As a result of this effort, we have reorganized our business units into segments that better leverage common attributes, which we believe will drive increased value for our customers and our shareholders. The new structure organizes the company’s business units around five operating segments, as follows:
•Subsea Robotics - Our Subsea Robotics (“SSR”) segment consists of our prior Remotely Operated Vehicles (“ROV”) segment, and ROV tooling (previously in our Subsea Products segment) and survey services (previously in our Subsea Projects segment). Senior Vice President, Martin J. McDonald is leading this segment.
•Manufactured Products - Our Manufactured Products (“MP”) segment consists of our manufactured products business (previously in our Subsea Products segment), and theme park entertainment systems and automated guided vehicles (“AGV”) (previously in our Advanced Technologies segment). The alignment of entertainment systems and AGV with our manufactured products business allows us to leverage our manufacturing and project management expertise in these commercial businesses. Senior Vice President, Shaun R. Roedel is leading this segment.
•Offshore Projects Group - Our Offshore Projects Group (“OPG”) segment consists of our prior Subsea Projects segment, less survey services and global data solutions, and our service and rental business, less ROV tooling (previously in our Subsea Products segment). This combination brings together business units that frequently work together and promotes increased efficiency in bidding, project management, and the use of offshore technicians. Senior Vice President, Benjamin M. Laura is leading this segment.
•Integrity Management & Digital Solutions - Our Integrity Management & Digital Solutions (“IMDS”) segment consists of our prior Asset Integrity segment and our global data solutions business (“GDS”) (previously in our Subsea Projects segment). The inclusion of GDS in this segment facilitates optimized digital and software solutions to our integrity management services. Senior Vice President, Kishore Sundararajan is leading this segment.
•Aerospace and Defense Technologies - Our Aerospace and Defense Technologies (“ADTech”) segment consists of our government business (previously in our Advanced Technologies segment), focused on defense subsea technologies, marine services, and space systems. Senior Vice President, Philip G. Beierl is leading this segment.

“We are confident that this realignment will promote increased efficiencies and contribute meaningfully to our previously announced cost-reduction objectives.”

A table depicting Oceaneering’s realigned reporting segments follows. The impact on Oceaneering’s 2020 first half reported financial results is detailed in the attached tables as well.

Statements in this press release that express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking. The forward-looking statements in this press release include the statements concerning Oceaneering’s beliefs that its realigned business segments will: drive increased value; leverage expertise; and promote increased efficiencies and cost-reduction objectives. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on current information and expectations of Oceaneering that involve a number of risks, uncertainties, and assumptions affecting Oceaneering’s business, including risks typically attendant to changes in management and reporting structures. Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. These and other risks are more fully described in Oceaneering’s latest annual report on Form 10-K and its other periodic filings with the Securities and Exchange Commission.

Oceaneering is a global provider of engineered services and products, primarily to the offshore energy industry. Through the use of its applied technology expertise, Oceaneering also serves the defense, entertainment, and aerospace industries.

For more information on Oceaneering, please visit www.oceaneering.com.

Contact:
Mark Peterson
Vice President, Corporate Development and Investor Relations
Oceaneering International, Inc.
713-329-4507
investorrelations@oceaneering.com

- Financial Tables follow on next page -

OCEANEERING INTERNATIONAL, INC. AND SUBSIDIARIES

NEW SEGMENTS

Subsea Robotics (SSR)	Manufactured Products (MP)	Offshore Projects Group (OPG)	Integrity Management & Digital Solutions (IMDS)	Aerospace and Defense Technologies (ADTech)

ROV ROV Tooling Survey Services (survey, positioning, and geoscience)	Distribution Systems Connection Systems Entertainment Systems (theme parks) AGV Solutions	Vessels Offshore Services Route clearance & trenching Service & Rental (well intervention, Installation Workover Control Systems (IWOCS), large work packages)	Non-destructive Testing (NDT) Inspection Integrity Management Digital Solutions: Maritime Shipping and GDS	Defense Subsea Technologies Marine Services Space Systems
Business remains in renamed segment Business shifted from different segment

SEGMENT INFORMATION (RECAST)

	For the Three Months Ended			For the Six Months Ended
	Jun 30, 2020	Jun 30, 2019	Mar 31, 2020	Jun 30, 2020	Jun 30, 2019
	($ in thousands)

Subsea Robotics
Revenue	$119,234	$152,450	$139,770	$259,004	$281,056
Gross margin	$21,324	$25,458	$19,473	$40,797	$39,046
Operating income (loss)	$11,662	$14,714	$(94,083)	$(82,421)	$17,820
Operating income (loss) %	10%	10%	(67)%	(32)%	6%
ROV Days available	22,750	25,006	22,750	45,500	49,512
ROV Days utilized	13,501	15,423	14,853	28,354	28,365
ROV Utilization	59%	62%	65%	62%	57%

Manufactured Products
Revenue	$100,570	$116,964	$166,534	$267,104	$220,001
Gross margin	$13,679	$13,693	$17,949	$31,628	$22,931
Operating income (loss)	$3,865	$3,542	$(66,138)	$(62,273)	$3,228
Operating income (loss) %	4%	3%	(40)%	(23)%	1%
Backlog at end of period	$380,000	$570,000	$427,000	$380,000	$570,000

Offshore Projects Group
Revenue	$73,840	$84,585	$74,254	$148,094	$200,078
Gross margin	$3,170	$2,853	$2,095	$5,265	$11,826
Operating income (loss)	$(4,135)	$(5,027)	$(79,323)	$(83,458)	$(2,758)
Operating income (loss) %	(6)%	(6)%	(107)%	(56)%	(1)%

Integrity Management & Digital Solutions
Revenue	$53,969	$66,857	$64,729	$118,698	$132,725
Gross margin	$5,455	$7,773	$9,792	$15,247	$14,882
Operating income (loss)	$(1,825)	$(464)	$(121,535)	$(123,360)	$(1,948)
Operating income (loss) %	(3)%	(1)%	(188)%	(104)%	(1)%

Aerospace and Defense Technologies
Revenue	$79,603	$74,925	$91,381	$170,984	$155,807
Gross margin	$17,313	$13,893	$17,485	$34,798	$27,274
Operating income (loss)	$13,430	$9,362	$12,971	$26,401	$18,505
Operating income (loss) %	17%	12%	14%	15%	12%

Unallocated Expenses
Gross margin	$(18,404)	$(21,687)	$(20,042)	$(38,446)	$(46,389)
Operating income (loss)	$(28,179)	$(31,762)	$(32,649)	$(60,828)	$(66,196)

Total
Revenue	$427,216	$495,781	$536,668	$963,884	$989,667
Gross margin	$42,537	$41,983	$46,752	$89,289	$69,570
Operating income (loss)	$(5,182)	$(9,635)	$(380,757)	$(385,939)	$(31,349)
Operating income (loss) %	(1)%	(2)%	(71)%	(40)%	(3)%

The above Segment Information does not include adjustments for non-recurring transactions. See the tables in our Reconciliations of Non-GAAP to GAAP Financial Information section for financial measures that management considers representative of our ongoing operations.

SELECTED CASH FLOW INFORMATION (RECAST)

	For the Three Months Ended			For the Six Months Ended
	Jun 30, 2020	Jun 30, 2019	Mar 31, 2020	Jun 30, 2020	Jun 30, 2019
	(in thousands)

Capital Expenditures, including Acquisitions	$10,631	$40,898	$27,229	$37,860	$70,862

Depreciation and amortization:
Energy Services and Products
Subsea Robotics	$25,080	$31,640	$139,187	$164,267	$64,827
Manufactured Products	3,587	4,987	15,964	19,551	10,033
Offshore Projects Group	8,255	9,826	74,907	83,162	20,148
Integrity Management & Digital Solutions	757	2,025	124,343	125,100	4,083
Total Energy Services and Products	37,679	48,478	354,401	392,080	99,091
Aerospace and Defense Technologies	658	644	687	1,345	1,358
Unallocated Expenses	361	1,182	1,108	1,469	2,341
Total Depreciation and Amortization	$38,698	$50,304	$356,196	$394,894	$102,790

Goodwill and long-lived asset impairment expense, reflected in the depreciation and amortization expense above, was $310 million in the three months ended March 31, 2020 and the six months ended June 30, 2020.

RECONCILIATIONS OF NON-GAAP TO GAAP FINANCIAL INFORMATION

In addition to financial results determined in accordance with U.S. generally accepted accounting principles ("GAAP"), this Press Release also includes non-GAAP financial measures (as defined under SEC Regulation G). We believe these are useful measures for investors to review because they provide consistent measures of the underlying results of our ongoing business. Furthermore, our management uses these measures as measures of the performance of our operations. We have included disclosures by segment of Adjusted Operating Income and Margins, Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), EBITDA Margins, Adjusted EBITDA and Adjusted EBITDA Margins. We define EBITDA Margin as EBITDA divided by revenue. Adjusted EBITDA and Adjusted EBITDA Margins as well as Adjusted Operating Income and Margin and related information by segment exclude the effects of certain specified items, as set forth in the tables that follow. EBITDA and EBITDA Margins, Adjusted EBITDA and Adjusted EBITDA Margins, and Adjusted Operating Income and Margin and related information by segment are each non-GAAP financial measures. We have included these disclosures in this press release because EBITDA and EBITDA Margins are widely used by investors for valuation and comparing our financial performance with the performance of other companies in our industry, and the adjusted amounts thereof (as well as Adjusted Operating Income and Margin by Segment) provide more consistent measures than the unadjusted amounts. Furthermore, our management uses these measures for purposes of evaluating our financial performance. Our presentation of EBITDA and EBITDA Margins (and the Adjusted amounts thereof) may not be comparable to similarly titled measures other companies report. Non-GAAP financial measures should be viewed in addition to and not as substitutes for our reported operating results, cash flows or any other measure prepared and reported in accordance with GAAP. The tables that follow provide reconciliations of the non-GAAP measures used in this press release to the most directly comparable GAAP measures.

RECONCILIATIONS OF NON-GAAP TO GAAP FINANCIAL INFORMATION
(continued)

Adjusted Operating Income (Loss) and Margins by Segment (Recast)

	For the Three Months Ended June 30, 2020
	Subsea Robotics	Manufactured Products	Offshore Projects Group	Integrity Management & Digital Solutions	Aerospace and Defense Technologies	Unallocated Expenses	Total
	($ in thousands)
Operating Income (Loss) as reported in accordance with GAAP	$11,662	$3,865	$(4,135)	$(1,825)	$13,430	$(28,179)	$(5,182)
Adjustments for the effects of:
Restructuring expenses and other	1,380	1,212	1,405	1,536	—	175	5,708
Total of adjustments	1,380	1,212	1,405	1,536	—	175	5,708

Adjusted Operating Income (Loss)	$13,042	$5,077	$(2,730)	$(289)	$13,430	$(28,004)	$526

Revenue	$119,234	$100,570	$73,840	$53,969	$79,603		$427,216
Operating income (loss) % as reported in accordance with GAAP	10%	4%	(6)%	(3)%	17%		(1)%
Operating income (loss)% using adjusted amounts	11%	5%	(4)%	(1)%	17%		—%

	For the Three Months Ended June 30, 2019
	Subsea Robotics	Manufactured Products	Offshore Projects Group	Integrity Management & Digital Solutions	Aerospace and Defense Technologies	Unallocated Expenses	Total
	($ in thousands)
Operating Income (Loss) as reported in accordance with GAAP	$14,714	$3,542	$(5,027)	$(464)	$9,362	$(31,762)	$(9,635)

Adjusted Operating Income (Loss)	$14,714	$3,542	$(5,027)	$(464)	$9,362	$(31,762)	$(9,635)

Revenue	$152,450	$116,964	$84,585	$66,857	$74,925		$495,781
Operating income (loss) % as reported in accordance with GAAP	10%	3%	(6)%	(1)%	12%		(2)%
Operating income (loss)% using adjusted amounts	10%	3%	(6)%	(1)%	12%		(2)%

RECONCILIATIONS OF NON-GAAP TO GAAP FINANCIAL INFORMATION
(continued)

Adjusted Operating Income (Loss) and Margins by Segment (Recast)

	For the Three Months Ended March 31, 2020
	Subsea Robotics	Manufactured Products	Offshore Projects Group	Integrity Management & Digital Solutions	Aerospace and Defense Technologies	Unallocated Expenses	Total
	($ in thousands)
Operating Income (Loss) as reported in accordance with GAAP	$(94,083)	$(66,138)	$(79,323)	$(121,535)	$12,971	$(32,649)	$(380,757)
Adjustments for the effects of:
Long-lived assets impairments	—	61,074	7,522	167	—	—	68,763
Long-lived assets write-offs	7,328	—	—	—	—	—	7,328
Goodwill impairment	102,118	11,388	66,285	123,214	—	—	303,005
Restructuring expenses and other	919	1,984	1,216	2,231	—	280	6,630
Total of adjustments	110,365	74,446	75,023	125,612	—	280	385,726
Adjusted Operating Income (Loss)	$16,282	$8,308	$(4,300)	$4,077	$12,971	$(32,369)	$4,969

Revenue	$139,770	$166,534	$74,254	$64,729	$91,381		$536,668
Operating income (loss) % as reported in accordance with GAAP	(67)%	(40)%	(107)%	(188)%	14%		(71)%
Operating income (loss) % using adjusted amounts	12%	5%	(6)%	6%	14%		1%

RECONCILIATIONS OF NON-GAAP TO GAAP FINANCIAL INFORMATION
(continued)

Adjusted Operating Income (Loss) and Margins by Segment (Recast)

	For the Six Months Ended June 30, 2020
	Subsea Robotics	Manufactured Products	Offshore Projects Group	Integrity Management & Digital Solutions	Aerospace and Defense Technologies	Unallocated Expenses	Total
	($ in thousands)
Operating Income (Loss) as reported in accordance with GAAP	$(82,421)	$(62,273)	$(83,458)	$(123,360)	$26,401	$(60,828)	$(385,939)
Adjustments for the effects of:
Long-lived assets impairments	—	61,074	7,522	167	—	—	68,763
Long-lived assets write-offs	7,328	—	—	—	—	—	7,328
Goodwill impairment	102,118	11,388	66,285	123,214	—	—	303,005
Restructuring expenses and other	2,299	3,196	2,621	3,767	—	455	12,338
Total of adjustments	111,745	75,658	76,428	127,148	—	455	391,434

Adjusted Operating Income (Loss)	$29,324	$13,385	$(7,030)	$3,788	$26,401	$(60,373)	$5,495

Revenue	$259,004	$267,104	$148,094	$118,698	$170,984		$963,884
Operating income (loss) % as reported in accordance with GAAP	(32)%	(23)%	(56)%	(104)%	15%		(40)%
Operating income (loss)% using adjusted amounts	11%	5%	(5)%	3%	15%		1%

	For the Six Months Ended June 30, 2019
	Subsea Robotics	Manufactured Products	Offshore Projects Group	Integrity Management & Digital Solutions	Aerospace and Defense Technologies	Unallocated Expenses	Total
	($ in thousands)
Operating Income (Loss) as reported in accordance with GAAP	$17,820	$3,228	$(2,758)	$(1,948)	$18,505	$(66,196)	$(31,349)

Adjusted Operating Income (Loss)	$17,820	$3,228	$(2,758)	$(1,948)	$18,505	$(66,196)	$(31,349)

Revenue	$281,056	$220,001	$200,078	$132,725	$155,807		$989,667
Operating income (loss) % as reported in accordance with GAAP	6%	1%	(1)%	(1)%	12%		(3)%
Operating income (loss)% using adjusted amounts	6%	1%	(1)%	(1)%	12%		(3)%

RECONCILIATIONS OF NON-GAAP TO GAAP FINANCIAL INFORMATION
(continued)

EBITDA and Adjusted EBITDA and Margins by Segment (Recast)

	For the Three Months Ended June 30, 2020
	Subsea Robotics	Manufactured Products	Offshore Projects Group	Integrity Management & Digital Solutions	Aerospace and Defense Technologies	Unallocated Expenses and other	Total
	($ in thousands)
Operating Income (Loss) as reported in accordance with GAAP	$11,662	$3,865	$(4,135)	$(1,825)	$13,430	$(28,179)	$(5,182)
Adjustments for the effects of:
Depreciation and amortization	25,080	3,587	8,255	757	658	361	38,698
Other pre-tax	—	—	—	—	—	(2,653)	(2,653)
EBITDA	36,742	7,452	4,120	(1,068)	14,088	(30,471)	30,863
Adjustments for the effects of:
Restructuring expenses and other	1,380	1,212	1,405	1,536	—	175	5,708
Foreign currency (gains) losses	—	—	—	—	—	3,908	3,908
Total of adjustments	1,380	1,212	1,405	1,536	—	4,083	9,616
Adjusted EBITDA	$38,122	$8,664	$5,525	$468	$14,088	$(26,388)	$40,479

Revenue	$119,234	$100,570	$73,840	$53,969	$79,603		$427,216
Operating income (loss) % as reported in accordance with GAAP	10%	4%	(6)%	(3)%	17%		(1)%
EBITDA Margin	31%	7%	6%	(2)%	18%		7%
Adjusted EBITDA Margin	32%	9%	7%	1%	18%		9%

	For the Three Months Ended June 30, 2019
	Subsea Robotics	Manufactured Products	Offshore Projects Group	Integrity Management & Digital Solutions	Aerospace and Defense Technologies	Unallocated Expenses and other	Total
	($ in thousands)
Operating Income (Loss) as reported in accordance with GAAP	$14,714	$3,542	$(5,027)	$(464)	$9,362	$(31,762)	$(9,635)
Adjustments for the effects of:
Depreciation and amortization	31,640	4,987	9,826	2,025	644	1,182	50,304
Other pre-tax	—	—	—	—	—	(328)	(328)
EBITDA	46,354	8,529	4,799	1,561	10,006	(30,908)	40,341
Adjustments for the effects of:
Foreign currency (gains) losses	—	—	—	—	—	(59)	(59)
Total of adjustments	—	—	—	—	—	(59)	(59)
Adjusted EBITDA	$46,354	$8,529	$4,799	$1,561	$10,006	$(30,967)	$40,282

Revenue	$152,450	$116,964	$84,585	$66,857	$74,925		$495,781
Operating income (loss) % as reported in accordance with GAAP	10%	3%	(6)%	(1)%	12%		(2)%
EBITDA Margin	30%	7%	6%	2%	13%		8%
Adjusted EBITDA Margin	30%	7%	6%	2%	13%		8%
`

RECONCILIATIONS OF NON-GAAP TO GAAP FINANCIAL INFORMATION
(continued)

EBITDA and Adjusted EBITDA and Margins by Segment (Recast)

	For the Three Months Ended March 31, 2020
	Subsea Robotics	Manufactured Products	Offshore Projects Group	Integrity Management & Digital Solutions	Aerospace and Defense Technologies	Unallocated Expenses and other	Total
	($ in thousands)
Operating Income (Loss) as reported in accordance with GAAP	$(94,083)	$(66,138)	$(79,323)	$(121,535)	$12,971	$(32,649)	$(380,757)
Adjustments for the effects of:
Depreciation and amortization	139,187	15,964	74,907	124,343	687	1,108	356,196
Other pre-tax	—	—	—	—	—	(6,264)	(6,264)
EBITDA	45,104	(50,174)	(4,416)	2,808	13,658	(37,805)	(30,825)
Adjustments for the effects of:
Long-lived assets impairments	—	61,074	7,522	167	—	—	68,763
Restructuring expenses and other	919	1,984	1,216	2,231	—	280	6,630
Foreign currency (gains) losses	—	—	—	—	—	7,050	7,050
Total of adjustments	919	63,058	8,738	2,398	—	7,330	82,443
Adjusted EBITDA	$46,023	$12,884	$4,322	$5,206	$13,658	$(30,475)	$51,618

Revenue	$139,770	$166,534	$74,254	$64,729	$91,381		$536,668
Operating income (loss) % as reported in accordance with GAAP	(67)%	(40)%	(107)%	(188)%	14%		(71)%
EBITDA Margin	32%	(30)%	(6)%	4%	15%		(6)%
Adjusted EBITDA Margin	33%	8%	6%	8%	15%		10%

RECONCILIATIONS OF NON-GAAP TO GAAP FINANCIAL INFORMATION
(continued)

EBITDA and Adjusted EBITDA and Margins by Segment (Recast)

	For the Six Months Ended June 30, 2020
	Subsea Robotics	Manufactured Products	Offshore Projects Group	Integrity Management & Digital Solutions	Aerospace and Defense Technologies	Unallocated Expenses and other	Total
	($ in thousands)
Operating Income (Loss) as reported in accordance with GAAP	$(82,421)	$(62,273)	$(83,458)	$(123,360)	$26,401	$(60,828)	$(385,939)
Adjustments for the effects of:
Depreciation and amortization	164,267	19,551	83,162	125,100	1,345	1,469	394,894
Other pre-tax	—	—	—	—	—	(8,917)	(8,917)
EBITDA	81,846	(42,722)	(296)	1,740	27,746	(68,276)	38
Adjustments for the effects of:
Long-lived assets impairments	—	61,074	7,522	167	—	—	68,763
Restructuring expenses and other	2,299	3,196	2,621	3,767	—	455	12,338
Foreign currency (gains) losses	—	—	—	—	—	10,958	10,958
Total of adjustments	2,299	64,270	10,143	3,934	—	11,413	92,059
Adjusted EBITDA	$84,145	$21,548	$9,847	$5,674	$27,746	$(56,863)	$92,097

Revenue	$259,004	$267,104	$148,094	$118,698	$170,984		$963,884
Operating income (loss) % as reported in accordance with GAAP	(32)%	(23)%	(56)%	(104)%	15%		(40)%
EBITDA Margin	32%	(16)%	—%	1%	16%		—%
Adjusted EBITDA Margin	32%	8%	7%	5%	16%		10%

	For the Six Months Ended June 30, 2019
	Subsea Robotics	Manufactured Products	Offshore Projects Group	Integrity Management & Digital Solutions	Aerospace and Defense Technologies	Unallocated Expenses and other	Total
	($ in thousands)
Operating Income (Loss) as reported in accordance with GAAP	$17,820	$3,228	$(2,758)	$(1,948)	$18,505	$(66,196)	$(31,349)
Adjustments for the effects of:
Depreciation and amortization	64,827	10,033	20,148	4,083	1,358	2,341	102,790
Other pre-tax	—	—	—	—	—	(113)	(113)
EBITDA	82,647	13,261	17,390	2,135	19,863	(63,968)	71,328
Adjustments for the effects of:
Foreign currency (gains) losses	—	—	—	—	—	(673)	(673)
Total of adjustments	—	—	—	—	—	(673)	(673)
Adjusted EBITDA	$82,647	$13,261	$17,390	$2,135	$19,863	$(64,641)	$70,655

Revenue	$281,056	$220,001	$200,078	$132,725	$155,807		$989,667
Operating income (loss) % as reported in accordance with GAAP	6%	1%	(1)%	(1)%	12%		(3)%
EBITDA Margin	29%	6%	9%	2%	13%		7%
Adjusted EBITDA Margin	29%	6%	9%	2%	13%		7%